SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  June 19, 2003


                         PHARMACEUTICAL RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   NEW JERSEY                 FILE NUMBER 1-10827                     22-3122182
(STATE OR OTHER            (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION OR
 ORGANIZATION)


ONE RAM RIDGE ROAD, SPRING VALLEY, NEW YORK                                10977
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)




Registrant's telephone number, including area code: (845) 425-7100

Item 5. Other Events.
------  ------------

      On June 19, 2003, Pharmaceutical Resources, Inc. (the "Company") issued a press release announcing that Kenneth I. Sawyer, its chairman, president and chief executive officer, will retire effective July 1, 2003. The Company's board of directors will conduct a search for a new chairman, president and chief executive officer. In the interim, Scott Tarriff, president and chief executive officer of the principal operating subsidiary of the Company, Par Pharmaceutical, Inc., and Arie L. Gutman, Ph.D., president and chief executive officer of the Company's FineTech unit, will report to the Company's lead outside director. During this transition period, Mr. Sawyer will remain as a director and be available to consult with the Company. A copy of this release is attached as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.
------  ---------------------------------

      (c)  Exhibits

      99.1 Press Release of the Company, dated June 19, 2003, announcing the retirement of its chief executive officer.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


June 23, 2003


                                    PHARMACEUTICAL RESOURCES, INC.
                                    ------------------------------
                                            (Registrant)


                                    /s/ Dennis J. O'Connor
                                    -------------------------------------------
                                    Dennis J. O'Connor
                                    Vice President, Chief Financial Officer
                                     and Secretary